                                                                  EXHIBIT 10.16

                                   AGREEMENT

  This agreement is made and entered into this 1st day of November, 1996, by and between GalaGen Inc. (hereinafter referred to as "GalaGen") a Delaware corporation having a place of business at 4001 Lexington Avenue North, Arden Hills, Minnesota 55126-2998, and Colorado Animal Research Enterprises, Inc., a Colorado corporation having a place of business at 6200 East County Road 56, Fort Collins, Colorado 80524 (hereinafter referred to as "CARE").

  WHEREAS, GalaGen desires to have CARE undertake routine manufacturing of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] relating to GalaGen's proprietary use of the [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] as antigens; and

  WHEREAS, CARE possesses the facilities and expertise to perform the manufacturing.

  NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree to the following:

  1. DEFINITIONS

     1.1 [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] shall mean [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

     1.2 "Manufacture" shall mean the Propagation, Initial Purification, Sterilization, Inactivation and Distribution of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] by CARE.

     1.3  "Lot" shall mean the quantity of [***CONFIDENTIAL TREATMENT
          REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION***] manufactured from a set of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED
          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION***] by CARE. Lots shall be manufactured using a minimum of two (2) [***CONFIDENTIAL TREATMENT REQUESTED; PORTION
          OMITTED FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION***] to a maximum of sixteen (16)
          [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED
          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION***].

     1.4 "Propagation" shall mean the continuous in vivo propagation of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], from original [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] "seed stock", in [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] and the retrieval of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] in the [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of said [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

     1.5 "Initial Purification" shall mean primary [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] purification, secondary [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] purification and [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] purification.

     1.6 "Sterilization" shall mean treatment of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] with [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], and standardization to a specified concentration range, resulting in a preparation that passes current USP sterility method.

     1.7 "Inactivation" shall mean treatment of the sterile [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION***] preparation resulting in the loss of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION***].

     1.8  "Distribution" shall mean the shipment of manufactured
          [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], that have been released by GalaGen, to a destination of GalaGen's choice.

     1.9 "Validation" shall mean the program undertaken by CARE and GalaGen to demonstrate that CARE's facility, equipment and procedures will reliably and consistently result in acceptable Manufacture of [***CONFIDENTIAL

          TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION***].

  2. PERFORMANCE

     2.1 CARE shall complete Validation before commencing with Sterilization of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] and subsequent steps in the Manufacture of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

     2.2 For each Lot scheduled by GalaGen under this Agreement, CARE shall complete the Manufacture of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] in accordance with the terms and conditions of this Agreement. Each Lot shall be Manufactured in accordance with standard operating procedures (SOPs); CARE is responsible for SOP development; each SOP will be mutually agreed upon, in writing, by CARE and GalaGen prior to the commencement of Manufacturing.

     2.3 CARE shall provide, at its expense, all animals, supplies, reagents, ingredients and other materials used in the Manufacture of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

     2.4 Propagation and Initial Purification will be conducted and the data collected, reported and retained in a manner and form consistent with applicable current Good Laboratory Practices. Subsequent steps in the Manufacture of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] will be conducted and the data collected, reported and retained in a manner and form consistent with applicable current Good Manufacturing Practices.

     2.5 CARE shall notify GalaGen, in writing, of any proposed change(s) to SOPs prior to implementation of the change. Implementation of any such change shall require the written consent of GalaGen.

     2.6 After the Initial Purification and prior to Sterilization, CARE shall collect a small quantity of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], as specified by GalaGen, and provide this to GalaGen for use as an assay reagent. After completing Sterilization and prior to beginning Inactivation, CARE shall submit a sample, as specified by GalaGen, from each container of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], to GalaGen. GalaGen shall test each sample taken after Sterilization for sterility, concentration, quantity and identity according to the following. CARE shall not proceed with Inactivation until receiving notice from GalaGen that testing confirms sterility, concentration, quantity and identification specifications.

          2.6.1 Sterility - The sample shall be tested for sterility according to current USP test methods and must pass. If the testing does not confirm sterility, then CARE shall repeat Sterilization and resubmit samples to GalaGen for testing. If required, repeat Sterilization will be performed within five working days of GalaGen's notification to CARE to repeat Sterilization.

          2.6.2  Concentration of [***CONFIDENTIAL TREATMENT REQUESTED;
                 PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] shall be determined by direct count (hemocytometer) and shall be [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]/ml. If the testing does not confirm this concentration, then CARE shall adjust the [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] concentration and resubmit samples to GalaGen for testing.
                 If required, concentration adjustment will be performed within 5 working days of GalaGen's notification to CARE to adjust concentration.

          2.6.3 Quantity shall be determined by multiplying the concentration of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] determined in Section 2.6.2 by the total volume of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] and dividing the result by the number of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH
                 THE SECURITIES AND EXCHANGE COMMISSION***] used for Manufacturing of the Lot. The quantity of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] shall be at least [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] after Sterilization.

          2.6.4 Identity of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] shall be determined by [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] and shall have the following characteristics:

               2.6.4.1 [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]
               2.6.4.2 [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]
               2.6.4.3 [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

               If testing fails to confirm [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH
               THE SECURITIES AND EXCHANGE COMMISSION***] identity, GalaGen shall communicate to CARE final disposition of the Lot.

     GalaGen shall initiate testing of the sample(s) within 3 days of receipt. GalaGen shall notify CARE of the results of testing within 21 days of test initiation. If the testing confirms compliance with all specifications, then CARE shall proceed with Inactivation and complete Inactivation within 10 working days of receiving notice to proceed. In the event of reprocessing of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] according to
     2.6.1 or 2.6.2, the resubmitted samples must meet all specifications before proceeding to Inactivation.

     2.7 CARE shall complete a quality review of each Lot that includes a review of all Manufacturing documentation for accuracy, completeness and consistency and to determine compliance with approved procedures prior to submitting Lot documentation to GalaGen.

     2.8 CARE shall submit documentation for each Lot to GalaGen within 10 working days of completing Inactivation. Documentation shall include a batch record and copies of certain raw data as requested by GalaGen.

     2.9 There will be no guarantee by CARE of the quality and/or number of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] submitted to GalaGen from each Lot; provided, however, that only [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] that have been Propagated and undergone Initial Purification, Sterilization and Inactivation according to approved SOPs, have been confirmed as sterile and in compliance with and meeting the specifications contained in Section 2.6 will be accepted by GalaGen. GalaGen shall conduct a review of documentation submitted by CARE after Inactivation and shall be responsible for determining whether [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] from a Lot meet such specifications and whether documentation is acceptable. GalaGen shall notify CARE, in writing within 30 days of receipt of documentation, if the Lot passes or fails GalaGen's review. CARE will not perform Distribution of a Lot until the Lot is released by GalaGen.

   2.10 Between the Manufacture of Lots, CARE shall be responsible for maintaining a minimum of two separate stock solutions of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] according to agreed upon procedures and shall use its best efforts to prevent loss or destruction of such "seed stocks". GalaGen shall be notified immediately, in writing, if there is any actual or suspected loss, contamination, destruction, etc. of such stocks between Manufacture of Lots.

  3. VALIDATION

     3.1 GalaGen and CARE shall be jointly responsible for developing a Validation Master Plan (the "Plan") that identifies what is to be validated and the acceptance criteria for each validation to be executed.

     3.2 The Plan shall be executed by GalaGen and CARE personnel as identified in the Plan.

     3.3 GalaGen shall be responsible for supplying analytical testing used in execution of the Plan and selecting and reimbursing any consultants retained for Validation.

     3.4 CARE shall be responsible for providing the facility, personnel and equipment, at its expense, in the execution of the Plan; however GalaGen shall reimburse CARE for personnel time in the execution of the Plan. Such time shall be documented by CARE and submitted to GalaGen. GalaGen shall reimburse CARE at the rate of $60/hour in 1996 and $63/hr in 1997. Compensation for Validation or re-Validation required in later years shall be negotiated as needed.

     3.5 Once the Manufacture has been Validated according to the Plan any subsequent validation required pursuant to Section 2.5, made at the request of CARE, shall be executed and paid for by CARE. If changes are made not at the request of CARE then GalaGen shall compensate CARE for personnel time expended to implement the change in accordance with
          Section 3.4.

  4. REPRESENTATIONS AND WARRANTIES

     4.1 CARE warrants and represents to GalaGen that it has the capability to perform the Manufacture in an expert and professional manner.

     4.2 CARE warrants and represents to GalaGen that Manufacturing will be performed in accordance with the specifications and instructions provided by GalaGen.

     4.3 CARE warrants and represents to GalaGen that it has no obligations, contractual or otherwise, that would conflict with its entering into this Agreement.

     4.4 CARE warrants and represents to GalaGen that all Manufacturing shall be performed in accordance with applicable current Good Laboratory Practices or current Good Manufacturing practices according to
          Section 2.4.

     4.5 CARE warrants and represents to GalaGen that it will comply with all laws, ordinances, rules, regulations and actions of the United States and of any state, county, township or municipal subdivision or other governmental agency which may now or hereafter be applicable to this Agreement, and that it has obtained and will maintain in effect all permits, licenses and other documentation now or hereafter necessary in order to comply with such governmental laws, ordinances, orders, rules, regulations and actions, and that it shall furnish copies of same to GalaGen upon request.

  5. EXCLUSIVITY

     5.1 During the term of this Agreement, CARE will not Manufacture [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] for purposes of provision of retrieved [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] to any other individual or entity except GalaGen.

     5.2 CARE has the right, as this is the usual type of business in which they are engaged, to perform research projects, unrelated to GalaGen, in which pharmaceutical or biological products are tested for efficacy against [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] in [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED
          SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]. CARE will not conduct other testing in [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] used for Manufacturing of GalaGen's Lots during the period in which a Lot is being Manufactured.

  6. SCHEDULING

     6.1  Lots will be Manufactured at least approximately every three
          (3) months and at most twice per month.

     6.2 Both parties recognize that [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] viability must be maintained via in vivo Propagation minimally every three (3) months, thus scheduling will accommodate said requirement. Each Lot will be Manufactured using a minimum of two (2) [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] and a maximum of sixteen (16) [***CONFIDENTIAL

          TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

        If GalaGen places an order, in writing, for a Lot at least six
        (6) months prior to the desired completion of Manufacturing then CARE shall guarantee the availiability of facilities for the Manufacture of that Lot. Shorter advance notice will be accommodated by CARE if possible dependent upon prior commitments, but in any case CARE will complete Manufacturing of an order for any Lot no later than six (6) months from the time the order is received by CARE.

  7.  COMPENSATION

      7.1 Compensation to CARE for Manufacturing of a Lot will be dependent upon the number of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] included in the Lot as follows:

                                          COMPENSATION PER [***
                                          CONFIDENTIAL TREATMENT
                                          REQUESTED; PORTION OMITTED
                                          FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE
                                          COMMISSION***]

                                          1996    1997    1998

  Two (2) [***CONFIDENTIAL TREATMENT REQUESTED;     [***CONFIDENTIAL
  PORTION OMITTED FILED SEPARATELY WITH THE         TREATMENT REQUESTED;
  SECURITIES AND EXCHANGE COMMISSION***] Lot:       PORTION OMITTED FILED
                                                    SEPARATELY WITH THE
                                                    SECURITIES AND
                                                    EXCHANGE COMMISSION***]



  Three to four (3-4) [***CONFIDENTIAL TREATMENT    [***CONFIDENTIAL
  REQUESTED; PORTION OMITTED FILED SEPARATELY       TREATMENT REQUESTED;
  WITH THE SECURITIES AND EXCHANGE                  PORTION OMITTED FILED
  COMMISSION***] Lot:                               SEPARATELY WITH THE
                                                    SECURITIES AND EXCHANGE
                                                    COMMISSION***]



  Five to seven  (5-7) [***CONFIDENTIAL TREATMENT   [***CONFIDENTIAL
  REQUESTED; PORTION OMITTED FILED SEPARATELY       TREATMENT REQUESTED;
  WITH THE SECURITIES AND EXCHANGE                  PORTION OMITTED FILED
  COMMISSION***] Lot:                               SEPARATELY WITH THE
                                                    SECURITIES AND EXCHANGE
                                                    COMMISSION***]
  eight to ten (8-10) [***CONFIDENTIAL TREATMENT    [***CONFIDENTIAL
  REQUESTED; PORTION OMITTED FILED SEPARATELY       TREATMENT REQUESTED;
  WITH THE SECURITIES AND EXCHANGE                  PORTION OMITTED FILED
  COMMISSION***] Lot:                               SEPARATELY WITH THE
                                                    SECURITIES AND EXCHANGE
                                                    COMMISSION***]



  eleven to sixteen (11-16) [***CONFIDENTIAL        [***CONFIDENTIAL
  TREATMENT REQUESTED; PORTION OMITTED FILED        TREATMENT REQUESTED;
  SEPARATELY WITH THE SECURITIES AND EXCHANGE       PORTION OMITTED FILED
  COMMISSION***] Lot:                               SEPARATELY WITH THE
                                                    SECURITIES AND EXCHANGE
                                                    COMMISSION***]


          In addition to the per [***CONFIDENTIAL TREATMENT REQUESTED;
          PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION***] cost, compensation shall include the following per Lot for Sterilization, Inactivation and Distribution.

                                                    COMPENSATION PER LOT

                                                    1996    1997     1998

  Two to four (2-4) [***CONFIDENTIAL TREATMENT       NA     [***CONFIDENTIAL
  REQUESTED; PORTION OMITTED FILED SEPARATELY               TREATMENT REQUESTED;
  WITH THE SECURITIES AND EXCHANGE                          PORTION OMITTED
  COMMISSION***] Lot:                                       FILED SEPARATELY
                                                            WITH THE
                                                            SECURITIES AND
                                                            EXCHANGE
                                                            COMMISSION**]




  Five to seven (5-7) [***CONFIDENTIAL TREATMENT     NA     [***CONFIDENTIAL
  REQUESTED; PORTION OMITTED FILED SEPARATELY               TREATMENT
  WITH THE SECURITIES AND EXCHANGE                          REQUESTED; PORTION
  COMMISSION***] Lot:                                       OMITTED FILED
                                                            SEPARATELY WITH THE

                                                            SECURITIES AND
                                                            EXCHANGE
                                                            COMMISSION***]



  Eight to ten (8-10) [***CONFIDENTIAL TREATMENT      NA    [***CONFIDENTIAL
  REQUESTED; PORTION OMITTED FILED SEPARATELYC              TREATMENT
  WITH THE SECURITIES AND EXCHANGE                          REQUESTED; PORTION
  COMMISSION***] Lot:                                       OMITTED FILED
                                                            SEPARATELY WITH THE
                                                            SECURITIES AND
                                                            EXCHANGE
                                                            COMMISSION***]



  Eleven to thirteen (11-13) [***CONFIDENTIAL         NA    [***CONFIDENTIAL
  TREATMENT REQUESTED; PORTION OMITTED FILED                TREATMENT
  SEPARATELY WITH THE SECURITIES AND EXCHANGE               REQUESTED; PORTION
  COMMISSION***] Lot                                        OMITTED FILED
                                                            SEPARATELY WITH THE
                                                            SECURITIES AND
                                                            EXCHANGE
                                                            COMMISSION***]



  Fourteen to sixteen (14-16) [***CONFIDENTIAL        NA    [***CONFIDENTIAL
  TREATMENT REQUESTED; PORTION OMITTED FILED                TREATMENT
  SEPARATELY WITH THE SECURITIES AND EXCHANGE               REQUESTED; PORTION
  COMMISSION***] Lot:                                       OMITTED FILED
                                                            SEPARATELY WITH THE
                                                            SECURITIES AND
                                                            EXCHANGE
                                                            COMMISSION***]


          If more than one shipment of each Lot is required for Distribution then GalaGen shall pay for the additional shipping costs.

     7.2 Payments shall be made to CARE by GalaGen according to the following schedule per Lot:

          - 40 % of total Lot compensation prior to [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION***] procurement

          - 30 % of total Lot compensation within 30 days of submitting sample from Sterilization step provided sterility, concentration, quantity and identification specifications as set forth in Section 2 have been met.

          - 30 % of total Lot compensation within 30 days of receiving Lot documentation from CARE provided that documentation is found acceptable by GalaGen.

  8. OWNERSHIP

     8.1 CARE shall retain title to and shall be responsible for all calibration, certification and maintenance for any equipment used in the execution of this Agreement. Equipment purchased with funds provided by GalaGen shall be maintained and certified at CARE's expense. Use of equipment purchased with funds provided by GalaGen shall be prioritized to performance of this Agreement. All rights to procedures provided by GalaGen and the content and results of the Plan shall be owned exclusively by GalaGen and shall be considered its confidential, proprietary information.

     8.2 Ownership of all Lots, whether or not possessed by CARE, shall vest in GalaGen.

  9. CONFIDENTIALITY

     9.1 CARE agrees to maintain confidentiality of GalaGen's proprietary information disclosed by GalaGen in writing or verbally to CARE. After termination of this Agreement, CARE shall not use or disclose such information, including procedures supplied by GalaGen or the Plan.

     9.2 CARE shall have no obligation of confidentiality with respect to information disclosed to CARE by GalaGen if:

          - such information is, at the time of disclosure by GalaGen, in the public domain or such information thereafter becomes a part of the public domain without a breach of this Agreement by CARE; or

          - such information is known to CARE at the time GalaGen discloses it; or

          - such information is independently developed by CARE personnel who have not had access to the information; or

          - such information is received by CARE from a third party who had a lawful right to disclose such information; or

          - such information is disclosed with the written approval of GalaGen; or

          - such information is obligated to be produced by CARE under court order. In such event, CARE shall promptly notify GalaGen so that GalaGen may file its own timely objections to said court order.

     9.3 If required by law, CARE may disclose proprietary Information received hereunder to the United States Government provided that such Information is requested to be treated as confidential in accordance with appropriate federal regulations.

  10.     RECALLS, INVESTIGATIONS AND CORRECTIVE ACTION

    10.1 Without limiting the generality of the warranties made in Section 4, CARE warrants that it shall observe at all times the laws and regulations in the United States in order to maintain an effective system for the recall from the market of GalaGen products containing [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

    10.2 In the event of a recall CARE shall cooperate with GalaGen in identifying and locating any Lots included in the recall.

    10.3 CARE will assist GalaGen, as necessary, in any investigations and/or corrective actions as a result of any complaint or adverse experience report including, but not limited to, evaluation and modification of procedures used in the performance of Manufacturing. In the event that a modification of procedures is implemented the Parties shall mutually agree to a modification of compensation, if any.

11. TERM

    This Agreement shall become effective upon the date first herein above written and shall be effective for a period of five years unless extended by mutual written consent of the parties hereto or terminated pursuant to the terms of this Agreement.

12. TERMINATION

    12.1 This Agreement may be terminated by GalaGen at any time with or without cause by providing ninety (90) days prior written notice of termination to CARE.

    12.2 If this Agreement is terminated and CARE is not in default in its performance of its obligations under this Agreement, then CARE shall be entitled to receive full payment for all work performed under this Agreement through the date of termination.

   12.3 Any party hereto may terminate this Agreement upon a material breach of this Agreement by such other party if such other party has failed to cure or demonstrate the nonexistence of such breach within sixty
          (60) days of receipt of a written notice describing the breach with reasonable specificity and demanding cure of such breach.

   12.4 Any party hereto may terminate this Agreement, effective immediately, by written notice to the other party (i) if the other party shall file in any court or agency pursuant to any statute or regulation of the United States or any state a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of such party or its assets, or if the other party shall make an assignment for the benefit of creditors, or (ii) if the other party is unable to perform its obligations hereunder due to conditions within the scope of Section 17 (Force Majeure) and such inability continues for more than ninety
          (90) days.

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

     12.5 Upon expiration or early termination of this Agreement for any reason,
          (i) neither party shall be relieved of any obligation which accrued prior to the effective date of such expiration or early termination;
          (ii) each party shall return to the other party any and all confidential information originally disclosed by the other party, and (ii) in the case of early termination, each party shall retain any and all rights or remedies such party may have in law or in equity, provided that neither party may claim compensation for lost opportunity or consequential damages arising out of the fact of such early termination.

     12.6   Sections 9 and 14 shall survive the termination of this Agreement.

13.  INDEPENDENT CONTRACTOR

     13.1 CARE shall be deemed to be and shall be an independent contractor with respect to GalaGen, and as such, shall not be entitled to any benefits applicable to employees of GalaGen.

     13.2 No party is empowered to act as an agent for the other for any purpose and shall not on behalf of the other enter into any contract, warranty, or representation as to any matter.

     13.3   No party shall be bound by the acts or conduct of the other.

14.  INDEMNIFICATION

     14.1 GalaGen shall defend, indemnify, and hold CARE harmless from and against all claims, demands, loss, liability, expenses (including reasonable litigation expenses) or damage GalaGen and/or CARE may incur arising from GalaGen's use of the [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] manufactured under this Agreement.

     14.2 CARE shall defend, indemnify, and hold GalaGen harmless from and against all claims, demands, loss, liability, expenses (including reasonable litigation expenses) or damage CARE and/or GalaGen may incur arising from CARE's Manufacture.

15.  AUDITS AND INSPECTIONS

     15.1 GalaGen reserves the right to conduct audits of CARE's operations applicable to the execution of this Agreement. Without limitation, upon reasonable notice GalaGen may periodically visit CARE's facilities and review CARE's manufacturing and quality control procedures and records to ensure conformance with contractor's obligations under this Agreement. GalaGen reserves the right to have its representative present during all CARE's manufacturing operations applicable to this Agreement. CARE agrees to cooperate with GalaGen in the performance of any such audits and visits.


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

     15.2 In the event regulatory agencies conduct facility or product inspections or audits which include a review of CARE's records related to performance of this Agreement, CARE agrees to immediately notify GalaGen of the arrival of such regulatory personnel so as to enable GalaGen the opportunity to be present on the premises in such inspections or audits. CARE agrees to notify GalaGen before any release of CARE's records related to performance of this Agreement to regulatory agencies. CARE agrees to provide GalaGen copies of
            (a) portions of any inspection or audit reports provided by regulatory agencies relevant to performance of this Agreement, and
            (b) any responses by CARE to any such regulatory agency regarding such an inspection or audit and relating to performance of this Agreement.

    16.     GOVERNING LAW

            This Agreement shall be governed and construed in accordance with the laws of the State of Minnesota.

    17.     FORCE MAJEURE

            Neither party to this Agreement shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including, without limitation, acts of God, fires, earthquakes, strikes and labor disputes, acts of war, civil unrest or intervention of any governmental authority, and inability to obtain raw materials, but any such delay or failure shall be remedied by such party as soon as is reasonably possible.

    18.     ASSIGNMENT

            This Agreement shall not be assigned by either party without the prior written consent of the parties hereto except that GalaGen may assign this Agreement to a successor of its entire interest.

    19.     ENTIRE AGREEMENT

            This Agreement is the entire and complete understanding between the parties in regard to the covered subject matter.

    20.     MODIFICATION

            Any agreement to change the terms of this Agreement in any way shall be valid only if the change is made in a written document, signed by authorized representatives of both parties.

    21.     NOTICES

            Notices and special communications hereunder shall be deemed made if given by registered or certified envelope, postage prepaid, and addressed to the party to receive such notice or communication at the address given below, or such other address as may be hereafter be designated by notice in writing:

     If to GalaGen:                If to CARE:


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


   Michael E. Cady                    Diane J. Fagerberg, Ph.D.
   Vice President, Manufacturing      President and General Manager
   GalaGen Inc.                       Colorado Animal Research Enterprises, Inc.
   4001 Lexington Avenue North        6200 East County Road 56
   Arden Hills, MN 55126-2998         Fort Collins, CO 80524

  IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate as of the day and year first above written.


  GALAGEN INC.                         COLORADO ANIMAL RESEARCH
                                       ENTERPRISES, INC.

  By: /s/ Michael E. Cady              By: /s/ Diane J. Fagerberg

  Name: Michael E. Cady,               Name: Diane J. Fagerberg, Ph.D.,
        Vice President                       President

  Date:  November 1, 1996              Date:  November 11, 1996


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